UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: Funds Investor Services 1-800-822-5544
or
Institutional Shareholder Services 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: March 31, 2009

ITEM 1.  SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE EQUITY TRUST
LEGG MASON PARTNERS VARIABLE
CAPITAL AND INCOME PORTFOLIO
FORM N-Q
MARCH 31, 2009

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited)	March 31, 2009

Shares	Security	Value

COMMON STOCKS — 63.8%
CONSUMER DISCRETIONARY — 4.4%
Media — 4.4%
90,250	Lamar Advertising Co., Class A Shares *	$879,938
71,620	Thomson Reuters PLC (d)	1,602,127
40,744	Time Warner Cable Inc.	1,010,450
162,320	Time Warner Inc.	3,132,776
49,400	Walt Disney Co.	897,104
370,881	Warner Music Group Corp. *	871,570

	TOTAL CONSUMER DISCRETIONARY	8,393,965

CONSUMER STAPLES — 5.9%
Food Products — 2.0%
173,530	Kraft Foods Inc., Class A Shares	3,867,984

Household Products — 3.9%
98,650	Kimberly-Clark Corp.	4,548,751
60,900	Procter & Gamble Co.	2,867,781

	Total Household Products	7,416,532

	TOTAL CONSUMER STAPLES	11,284,516

ENERGY — 9.6%
Energy Equipment & Services — 2.9%
142,020	Halliburton Co.	2,197,049
118,470	National-Oilwell Varco Inc. *	3,401,274

	Total Energy Equipment & Services	5,598,323

Oil, Gas & Consumable Fuels — 6.7%
40,900	Devon Energy Corp.	1,827,821
541,210	El Paso Corp.	3,382,563
29,710	Petrohawk Energy Corp. *	571,323
14,070	Range Resources Corp.	579,121
132,530	Spectra Energy Corp.	1,873,974
92,930	Total SA, ADR	4,559,146

	Total Oil, Gas & Consumable Fuels	12,793,948

	TOTAL ENERGY	18,392,271

EXCHANGE TRADED FUND — 1.5%
37,090	UltraShort S&P 500 ProShares	2,933,819

FINANCIALS — 7.4%
Capital Markets — 4.1%
276,910	Charles Schwab Corp.	4,292,105
201,950	Invesco Ltd.	2,799,027
135,576	Och-Ziff Capital Management Group	822,946

	Total Capital Markets	7,914,078

Insurance — 2.8%
35,900	Arch Capital Group Ltd. *	1,933,574
82,470	Travelers Cos. Inc.	3,351,581

	Total Insurance	5,285,155

Real Estate Investment Trusts (REITs) — 0.5%
61,030	Redwood Trust Inc.	936,811

	TOTAL FINANCIALS	14,136,044

HEALTH CARE — 5.4%
Health Care Equipment & Supplies — 1.4%
14,340	Alcon Inc.	1,303,649
45,635	Medtronic Inc.	1,344,864

	Total Health Care Equipment & Supplies	2,648,513

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Shares	Security	Value

Health Care Technology — 1.4%
263,931	HLTH Corp. *	$2,731,686

Pharmaceuticals — 2.6%
41,870	Johnson & Johnson	2,202,362
73,620	Novartis AG, ADR	2,785,044

	Total Pharmaceuticals	4,987,406

	TOTAL HEALTH CARE	10,367,605

INDUSTRIALS — 10.2%
Aerospace & Defense — 3.0%
65,440	L-3 Communications Holdings Inc.	4,436,832
41,260	TransDigm Group Inc. *	1,354,978

	Total Aerospace & Defense	5,791,810

Commercial Services & Supplies — 2.2%
322,810	Covanta Holding Corp. *	4,225,583

Industrial Conglomerates — 5.0%
242,830	General Electric Co.	2,455,011
248,940	McDermott International Inc. *	3,333,307
87,090	United Technologies Corp.	3,743,128

	Total Industrial Conglomerates	9,531,446

	TOTAL INDUSTRIALS	19,548,839

INFORMATION TECHNOLOGY — 9.1%
Communications Equipment — 1.9%
143,600	Nokia Oyj, ADR	1,675,812
1	Nortel Networks Corp. *	0
50,680	QUALCOMM Inc.	1,971,959

	Total Communications Equipment	3,647,771

Computers & Peripherals — 1.6%
270,840	EMC Corp. *	3,087,576

Software — 5.6%
50,100	Adobe Systems Inc. *	1,071,639
269,250	Microsoft Corp.	4,946,123
261,960	Oracle Corp. *	4,733,617

	Total Software	10,751,379

	TOTAL INFORMATION TECHNOLOGY	17,486,726

MATERIALS — 6.8%
Chemicals — 3.1%
57,560	Air Products & Chemicals Inc.	3,237,750
32,800	Monsanto Co.	2,725,680

	Total Chemicals	5,963,430

Metals & Mining — 3.7%
41,500	Agnico-Eagle Mines Ltd.	2,362,180
45,500	Barrick Gold Corp.	1,475,110
121,960	Commercial Metals Co.	1,408,638
42,900	Newmont Mining Corp.	1,920,204

	Total Metals & Mining	7,166,132

	TOTAL MATERIALS	13,129,562

TELECOMMUNICATION SERVICES — 2.0%
Wireless Telecommunication Services — 2.0%
130,040	American Tower Corp., Class A Shares *	3,957,117

UTILITIES — 1.5%
Gas Utilities — 1.5%
93,000	National Fuel Gas Co.	2,852,310

	TOTAL COMMON STOCKS
	(Cost — $168,277,991)	122,482,774

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Shares	Security	Value

CONVERTIBLE PREFERRED STOCKS — 2.0%
ENERGY — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
2,420	El Paso Corp.	$1,404,205

MATERIALS — 1.3%
Metals & Mining — 1.3%
2,760	Freeport-McMoRan Copper & Gold Inc.	2,512,290

	TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost — $3,323,338)	3,916,495

PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Consumer Finance — 0.0%
215	Preferred Blocker Inc., 7.000% (a)	42,819

Thrifts & Mortgage Finance — 0.0%
8,850	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (b)(c)	4,071
300	Federal National Mortgage Association (FNMA), 7.000% (b)(c)	180
6,250	Federal National Mortgage Association (FNMA), 8.250% (b)(c)	4,437

	Total Thrifts & Mortgage Finance	8,688

	TOTAL PREFERRED STOCKS
	(Cost — $449,547)	51,507

Face
Amount

ASSET-BACKED SECURITIES — 0.8%
FINANCIALS — 0.8%
Automobiles — 0.2%
$500,000	ARG Funding Corp., 4.290% due 4/20/11 (a)	408,398

Home Equity — 0.5%
	ACE Securities Corp.:
112,339	1.012% due 11/25/33 (c)	88,787
88,430	0.692% due 1/25/36 (c)	10,667
64,626	Credit Suisse Mortgage Capital Certificates, 0.782% due 5/25/36 (a)(c)(d)	39,417
206,844	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	112,366
	GSAA Home Equity Trust:
620,000	0.762% due 12/25/36 (c)	190,507
520,000	0.822% due 5/25/47 (c)	158,229
53,031	GSAMP Trust, 0.632% due 5/25/36 (a)(c)(d)	42,917
118,624	GSRPM Mortgage Loan Trust, 0.822% due 3/25/35 (a)(c)(d)	66,420
73,516	Lehman XS Trust, 0.592% due 8/25/46 (c)	57,694
79,722	RAAC Series, 0.792% due 5/25/36 (a)(c)	53,031
108,278	Renaissance Home Equity Loan Trust, 2.422% due 3/25/34 (c)	33,486
138,807	Structured Asset Securities Corp., 0.772% due 11/25/37 (c)(d)	99,431

	Total Home Equity	952,952

Student Loan — 0.1%
110,000	Nelnet Student Loan Trust, 2.639% due 4/25/24 (c)	95,784

	TOTAL ASSET-BACKED SECURITIES
	(Cost — $2,267,946)	1,457,134

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.4%
36,486	American Home Mortgage Investment Trust, 0.602% due 6/25/46 (c)	35,319
210,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (c)	156,279
119,593	Banc of America Funding Corp., 5.228% due 9/20/46 (c)	49,751
139,037	Banc of America Mortgage Securities, 4.802% due 9/25/35 (c)	105,363
315,615	Bear Stearns Alt-A Trust, 0.872% due 9/25/34 (c)	155,649
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

	Countrywide Alternative Loan Trust:
$132,020	0.852% due 11/20/35 (c)	$53,178
75,712	0.732% due 6/25/46 (c)	27,682
116,673	0.732% due 7/25/46 (c)	42,249
210,000	Credit Suisse Mortgage Capital Certificates, 5.552% due 2/15/39 (c)	170,882
81,748	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.944% due 8/25/35 (c)	65,172
	Downey Savings & Loan Association Mortgage Loan Trust:
87,397	0.766% due 3/19/45 (c)	34,312
96,307	2.553% due 3/19/46 (c)	32,744
96,307	2.553% due 3/19/47 (c)	22,993
88,180	GSR Mortgage Loan Trust, 4.734% due 10/25/35 (c)	42,485
	Harborview Mortgage Loan Trust:
35,032	0.956% due 11/19/34 (c)	15,605
98,171	0.906% due 1/19/35 (c)	41,053
115,959	0.806% due 1/19/36 (c)	43,794
90,771	IMPAC Secured Assets Corp., 0.842% due 3/25/36 (c)	38,009
	Indymac Index Mortgage Loan Trust:
11,826	0.952% due 8/25/34 (c)	5,114
47,304	5.135% due 3/25/35 (c)(d)	19,862
364,491	4.934% due 6/25/35 (c)	182,939
123,921	0.722% due 6/25/47 (c)	43,951
210,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (c)	149,233
102,176	Luminent Mortgage Trust, 0.712% due 5/25/46 (c)	38,660
	MASTR ARM Trust:
10,452	5.580% due 12/25/34 (c)	6,040
135,217	0.732% due 4/25/46 (c)	48,778
22,459	MASTR Seasoned Securities Trust, 5.544% due 10/25/32 (c)(d)	15,073
30,215	Sequoia Mortgage Trust, 0.865% due 1/20/34 (c)	18,751
	Structured ARM Loan Trust:
159,626	4.391% due 3/25/34 (c)	123,629
77,949	5.189% due 1/25/35 (c)	42,541
	Structured Asset Mortgage Investments Inc.:
145,186	0.732% due 8/25/36 (c)	53,254
53,366	0.732% due 5/25/46 (c)	19,208
117,042	0.702% due 7/25/46 (c)	45,857
	Thornburg Mortgage Securities Trust:
262,725	6.200% due 9/25/37 (c)	164,535
276,326	6.210% due 9/25/37 (c)	192,365
	Washington Mutual Inc. Pass-Through Certificates:
164,648	0.792% due 12/25/45 (c)	67,235
80,793	0.812% due 12/25/45 (c)	33,666
	Washington Mutual Mortgage Pass-Through Certificates:
75,512	5.506% due 9/25/36 (c)	41,942
162,783	5.588% due 12/25/36 (c)	81,418
52,769	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (c)	31,992
72,952	Zuni Mortgage Loan Trust, 0.652% due 8/25/36 (c)	69,465

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $4,794,142)	2,628,027

COLLATERALIZED SENIOR LOANS — 2.8%
CONSUMER DISCRETIONARY — 1.0%
Diversified Consumer Services — 0.1%
246,875	Thomson Learning Hold, Term Loan B, 2.910% due 7/5/14 (c)	167,875

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Hotels, Restaurants & Leisure — 0.1%
	Aramark Corp.:
$14,607	Letter of Credit Facility Deposits, 1.875% due 1/31/14 (c)	$12,726
229,916	Term Loan, 3.334% due 1/31/14 (c)	200,314
298,487	Las Vegas Sands LLC, Term Loan, 2.270% due 5/8/14 (c)	159,877

	Total Hotels, Restaurants & Leisure	372,917

Media — 0.6%
248,123	Charter Communications, Term Loan B, 3.180% due 3/15/14 (c)	203,668
247,373	CMP Susquehanna Corp., Term Loan, 4.828% due 6/7/13 (c)	89,302
250,000	Dex Media West LLC, Term Loan, 7.133% due 10/13/14 (c)	110,625
493,065	Idearc Inc., Term Loan B, Senior Notes, 3.220% due 11/1/14 (c)	190,447
235,250	LodgeNet Entertainment Corp., Term Loan B, 3.220% due 4/4/14 (c)	136,837
246,843	Regal Cinemas Corp., Term Loan B, 3.209% due 10/19/10 (c)	228,947
250,000	UPC Broadband Holding BV, Term Loan N, 2.225% due 3/30/14 (c)	217,250

	Total Media	1,177,076

Multiline Retail — 0.1%
250,000	Neiman Marcus Group Inc., Term Loan B, 2.985% due 3/13/13 (c)	145,273

Specialty Retail — 0.1%
246,851	Michaels Stores Inc., Term Loan B, 3.792% due 10/31/13 (c)	137,890

	TOTAL CONSUMER DISCRETIONARY	2,001,031

ENERGY — 0.1%
Energy Equipment & Services — 0.1%
249,369	Hercules Offshore LLC, Term Loan, 5.640% due 7/11/13 (c)	176,802

FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
246,969	Sally Holdings LLC, Term Loan B, 4.198% due 11/15/13 (c)	211,529

HEALTH CARE — 0.4%
Health Care Equipment & Supplies — 0.2%
	Bausch & Lomb Inc.:
396,795	Term Loan, 7.012% due 4/11/15 (c)	340,748
100,201	Term Loan B, 3.768% due 4/11/15 (c)	86,047

	Total Health Care Equipment & Supplies	426,795

Health Care Providers & Services — 0.2%
	Community Health Systems Inc.:
15,468	Delayed Draw Term Loan, 5.138% due 7/2/14 (c)	13,407
226,756	Term Loan B, 3.404% due 7/2/14 (c)	196,541
240,204	HCA Inc., Term Loan B, 3.709% due 11/1/13 (c)	204,954

	Total Health Care Providers & Services	414,902

	TOTAL HEALTH CARE	841,697

INDUSTRIALS — 0.2%
Aerospace & Defense — 0.1%
	Dubai Aerospace Enterprise, Term Loan:
141,577	6.410% due 7/31/14 (c)	71,496
143,617	6.552% due 7/31/14 (c)	72,527

	Total Aerospace & Defense	144,023

Airlines — 0.0%
176,438	United Airlines Inc., Term Loan B, 2.563% due 1/12/14 (c)	86,111

Commercial Services & Supplies — 0.1%
246,241	US Investigations Services Inc., Term Loan B, 3.977% due 2/21/15 (c)	199,558

	TOTAL INDUSTRIALS	429,692

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

INFORMATION TECHNOLOGY — 0.1%
IT Services — 0.1%
$246,250	First Data Corp., Term Loan, 3.223% due 10/15/14 (c)	$166,665

MATERIALS — 0.3%
Chemicals — 0.1%
	Lyondell Chemical Co., Term Loan:
134,074	5.660% due 12/15/09 (c)	102,510
181,708	6.561% due 12/20/14 (c)	44,178

	Total Chemicals	146,688

Containers & Packaging — 0.1%
247,557	Graphic Packaging International, Term Loan C, 5.532% due 5/16/14 (c)	217,850

Paper & Forest Products — 0.1%
248,125	NewPage Corp., Term Loan, Tranche B, 4.807% due 11/5/14 (c)	170,710

	TOTAL MATERIALS	535,248

TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.3%
168,750	Insight Midwest, Term Loan B, 4.470% due 4/10/14 (c)	148,440
500,000	Level 3 Communications Inc., Term Loan, 6.000% due 3/1/14 (c)	378,000

	TOTAL TELECOMMUNICATION SERVICES	526,440

UTILITIES — 0.3%
Electric Utilities — 0.2%
493,750	TXU Corp., Term Loan B, 7.262% due 10/10/14 (c)	327,573

Independent Power Producers & Energy Traders — 0.1%
248,744	Calpine Corp., Term Loan B, 4.335% due 3/29/14 (c)	190,686

	TOTAL UTILITIES	518,259

	TOTAL COLLATERALIZED SENIOR LOANS
	(Cost — $7,418,151)	5,407,363

CORPORATE BONDS & NOTES — 17.0%
CONSUMER DISCRETIONARY — 1.9%
Auto Components — 0.0%
110,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (a)(e)	44,550
15,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	3,000
	Visteon Corp., Senior Notes:
410,000	8.250% due 8/1/10	22,550
309,000	12.250% due 12/31/16 (a)	16,995

	Total Auto Components	87,095

Automobiles — 0.1%
210,000	Ford Motor Co., Notes, 7.450% due 7/16/31	67,725
	General Motors Corp., Senior Debentures:
100,000	8.250% due 7/15/23	12,250
640,000	8.375% due 7/15/33	80,000

	Total Automobiles	159,975

Diversified Consumer Services — 0.1%
	Education Management LLC/Education Management Finance Corp.:
50,000	Senior Notes, 8.750% due 6/1/14	47,500
170,000	Senior Subordinated Notes, 10.250% due 6/1/16	159,800

	Total Diversified Consumer Services	207,300

Hotels, Restaurants & Leisure — 0.3%
120,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (f)(g)	612

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Hotels, Restaurants & Leisure — 0.3% (continued)
$55,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	$40,425
257,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	28,270
200,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	211,381
	MGM MIRAGE Inc.:
25,000	Senior Notes, 7.625% due 1/15/17	9,000
34,882	Senior Subordinated Notes, 9.375% due 2/15/10	6,627
180,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	90,900
90,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	33,750
240,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16 (g)	56,400

	Total Hotels, Restaurants & Leisure	477,365

Household Durables — 0.2%
20,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	5,600
360,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	307,800
50,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	39,750

	Total Household Durables	353,150

Internet & Catalog Retail — 0.0%
10,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16 (a)	8,550

Media — 1.0%
215,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	134,375
880,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (f)(g)	99,000
46,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (f)(g)	41,170
400,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	207,000
140,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (a)(f)(g)	136,500
50,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	10,250
125,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	133,791
90,000	Comcast Corp., Senior Notes, 6.500% due 1/15/17	89,227
10,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10	5,050
	DISH DBS Corp., Senior Notes:
200,000	7.000% due 10/1/13	186,500
80,000	7.750% due 5/31/15	74,000
100,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (f)	3,125
10,000	News America Inc., Senior Notes, 6.650% due 11/15/37	7,513
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13	4,800
115,000	Senior Notes, 8.875% due 10/15/17	6,900
40,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	37,935
640,000	Time Warner Inc., Senior Notes, 6.875% due 5/1/12	651,839

	Total Media	1,828,975

Multiline Retail — 0.2%
	Dollar General Corp.:
210,000	Senior Notes, 10.625% due 7/15/15	210,525
100,000	Senior Subordinated Notes, 11.875% due 7/15/17 (e)	98,750
395,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (e)	128,869

	Total Multiline Retail	438,144

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Specialty Retail — 0.0%
$105,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	$47,775

	TOTAL CONSUMER DISCRETIONARY	3,608,329

CONSUMER STAPLES — 0.5%
Food & Staples Retailing — 0.1%
156,306	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30 (a)	119,452
100,000	Kroger Co., Senior Notes, 5.500% due 2/1/13	102,608

	Total Food & Staples Retailing	222,060

Food Products — 0.2%
415,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	383,875

Tobacco — 0.2%
	Alliance One International Inc., Senior Notes:
50,000	8.500% due 5/15/12	42,750
60,000	11.000% due 5/15/12	56,100
230,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	250,752

	Total Tobacco	349,602

	TOTAL CONSUMER STAPLES	955,537

ENERGY — 2.4%
Energy Equipment & Services — 0.1%
200,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	128,000
100,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	63,500
5,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	4,950
10,000	Southern Natural Gas Co., Notes, 5.900% due 4/1/17 (a)	8,765

	Total Energy Equipment & Services	205,215

Oil, Gas & Consumable Fuels — 2.3%
200,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	204,123
60,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	46,972
40,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	34,501
	Apache Corp., Senior Notes:
70,000	5.250% due 4/15/13	72,555
190,000	5.625% due 1/15/17	194,866
155,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	108,500
220,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	235,717
	Chesapeake Energy Corp., Senior Notes:
75,000	9.500% due 2/15/15	73,313
355,000	6.375% due 6/15/15	300,863
60,000	6.500% due 8/15/17	49,200
75,000	7.250% due 12/15/18	61,969
5,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	3,975
130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	129,786
	El Paso Corp.:
35,000	Medium-Term Notes, 7.800% due 8/1/31	26,327
10,000	Senior Notes, 8.250% due 2/15/16	9,400
510,000	Senior Subordinated Notes, 7.000% due 6/15/17	436,907
190,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	172,260
250,000	Enterprise Products Operating LLP, Subordinated Notes, 7.034% due 1/15/68	156,471
240,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	187,200
90,000	Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (a)	65,700
60,000	Hess Corp., Notes, 7.300% due 8/15/31	52,327
135,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	87,075
	Kerr-McGee Corp., Notes:
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 2.3% (continued)
$100,000	6.875% due 9/15/11	$102,264
70,000	6.950% due 7/1/24	53,750
105,000	7.875% due 9/15/31	85,609
	Kinder Morgan Energy Partners LP:
40,000	Notes, 6.750% due 3/15/11	40,808
140,000	Senior Notes, 6.000% due 2/1/17	131,685
70,000	Mariner Energy Inc., Senior Notes, 8.000% due 5/15/17	46,550
105,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	106,100
	OPTI Canada Inc., Senior Secured Notes:
130,000	7.875% due 12/15/14	57,525
70,000	8.250% due 12/15/14	31,675
150,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	101,250
56,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	40,110
40,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	40,200
	Petroplus Finance Ltd., Senior Notes:
75,000	6.750% due 5/1/14 (a)	55,875
60,000	7.000% due 5/1/17 (a)	43,500
285,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(f)(g)	11,400
175,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	92,750
120,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	115,800
60,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	38,700
135,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	101,925
	Williams Cos. Inc.:
65,000	Debentures, 7.500% due 1/15/31	51,470
165,000	Notes, 4.420% due 5/1/09 (a)(c)	164,835
	XTO Energy Inc., Senior Notes:
50,000	7.500% due 4/15/12	52,402
140,000	5.650% due 4/1/16	133,802
100,000	5.500% due 6/15/18	93,048

	Total Oil, Gas & Consumable Fuels	4,503,040

	TOTAL ENERGY	4,708,255

FINANCIALS — 4.3%
Capital Markets — 0.4%
	Bear Stearns Co. Inc.:
	Senior Notes:
100,000	6.400% due 10/2/17	97,481
60,000	7.250% due 2/1/18	62,063
10,000	Subordinated Notes, 5.550% due 1/22/17	8,421
30,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	30,111
	Goldman Sachs Group Inc.:
60,000	Notes, 4.500% due 6/15/10	59,889
200,000	Senior Notes, 6.150% due 4/1/18	182,989
110,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (a)(f)(g)	275
10,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (c)(f)(h)	1
	Lehman Brothers Holdings Inc., Medium-Term Notes:
360,000	6.750% due 12/28/17 (f)	36
	Senior Notes:
40,000	5.250% due 2/6/12 (f)	5,300
50,000	6.200% due 9/26/14 (f)	6,625
	Merrill Lynch & Co. Inc.:
160,000	Notes, 6.875% due 4/25/18	125,330
30,000	Senior Notes, 5.450% due 2/5/13	24,613
	Morgan Stanley:
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Capital Markets — 0.4% (continued)
$10,000	Medium-Term Notes, 1.593% due 10/18/16 (c)	$6,716
250,000	Subordinated Notes, 4.750% due 4/1/14	204,611

	Total Capital Markets	814,461

Commercial Banks — 0.6%
	Glitnir Banki HF:
100,000	Notes, 6.375% due 9/25/12 (a)(f)(g)	11,250
100,000	Subordinated Notes, 6.693% due 6/15/16 (a)(c)(f)(g)	60
40,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (a)(c)(h)	9,614
200,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(c)	110,470
150,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(c)(h)	69,066
50,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(c)	37,208
110,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(c)(h)	18,713
70,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (c)	39,333
	TuranAlem Finance BV, Bonds:
310,000	8.250% due 1/22/37 (a)	69,750
140,000	8.250% due 1/22/37 (a)	29,400
	Wachovia Corp.:
460,000	Medium Term Notes, 5.500% due 5/1/13	424,521
120,000	Subordinated Notes, 5.250% due 8/1/14	99,748
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	67,681
230,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (c)(h)	168,037

	Total Commercial Banks	1,154,851

Consumer Finance — 1.5%
440,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66	212,458
100,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	85,941
	Ford Motor Credit Co.:
	Notes:
70,000	7.375% due 10/28/09	62,787
400,000	5.700% due 1/15/10	342,683
	Senior Notes:
1,055,000	9.875% due 8/10/11	798,985
100,000	8.000% due 12/15/16	65,806
	GMAC LLC:
	Senior Notes:
215,000	7.250% due 3/2/11 (a)	159,257
297,000	6.875% due 9/15/11 (a)	211,161
85,000	7.500% due 12/31/13 (a)	40,891
429,000	8.000% due 11/1/31 (a)	206,731
73,000	Subordinated Notes, 8.000% due 12/31/18 (a)	21,213
200,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	185,858
500,000	SLM Corp., Senior Notes, 1.319% due 7/26/10 (c)	355,055

	Total Consumer Finance	2,748,826

Diversified Financial Services — 1.6%
130,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12 (a)	74,100
40,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	14,003
79,386	Air 2 US, Notes, 8.027% due 10/1/19 (a)	43,662
400,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18 (c)(h)	160,372
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Diversified Financial Services — 1.6% (continued)
$75,000	Capital One Bank, Notes, 5.750% due 9/15/10	$74,879
50,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)(g)	20,750
	Citigroup Inc., Notes:
350,000	6.500% due 8/19/13	321,918
170,000	6.875% due 3/5/38	148,637
	Countrywide Home Loans Inc.:
125,000	Medium-Term Notes, 4.125% due 9/15/09	123,536
10,000	Notes, 5.625% due 7/15/09	9,942
100,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (a)	96,357
40,000	European Investment Bank, Senior Bonds, 4.625% due 3/21/12	42,827
	General Electric Capital Corp.:
500,000	Senior Notes, 5.625% due 5/1/18	435,502
260,000	Subordinated Debentures, 6.375% due 11/15/67 (c)	126,419
100,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (a)(c)	22,547
200,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	188,678
225,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	202,589
	JPMorgan Chase & Co.:
210,000	Junior Subordinated Notes, 7.900% due 4/30/18 (c)(h)	135,230
	Subordinated Notes:
225,000	5.750% due 1/2/13	215,074
30,000	6.125% due 6/27/17	27,643
130,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	103,512
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (a)(c)(h)	61,687
300,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 12.137% due 10/1/15	250,500
195,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	173,062

	Total Diversified Financial Services	3,073,426

Insurance — 0.2%
	American International Group Inc.:
30,000	Medium-Term Notes, 5.850% due 1/16/18	11,760
340,000	Senior Notes, 8.250% due 8/15/18 (a)	145,651
70,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	29,450
200,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13 (a)	188,537
80,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (c)	42,508

	Total Insurance	417,906

Real Estate Investment Trusts (REITs) — 0.0%
80,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	30,000
5,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	4,350

	Total Real Estate Investment Trusts (REITs)	34,350

Real Estate Management & Development — 0.0%
10,400	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 37.040% due 6/30/15 (a)(d)(g)	3,922
275,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	48,125

	Total Real Estate Management & Development	52,047

	TOTAL FINANCIALS	8,295,867

HEALTH CARE — 1.3%
Health Care Equipment & Supplies — 0.1%
170,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17 (e)	144,500

Health Care Providers & Services — 1.2%
350,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	344,839
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Health Care Providers & Services — 1.2% (continued)
	Cardinal Health Inc.:
$60,000	Senior Bonds, 5.850% due 12/15/17	$54,768
100,000	Senior Notes, 5.800% due 10/15/16	91,987
270,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	260,887
	HCA Inc.:
30,000	Notes, 6.375% due 1/15/15	19,800
	Senior Secured Notes:
10,000	9.250% due 11/15/16	9,125
872,000	9.625% due 11/15/16 (e)	697,600
	Tenet Healthcare Corp., Senior Notes:
390,000	9.875% due 7/1/14	306,150
175,000	9.000% due 5/1/15 (a)	169,750
175,000	10.000% due 5/1/18 (a)	170,188
5,000	6.875% due 11/15/31	2,500
	Universal Hospital Services Inc., Senior Secured Notes:
30,000	5.943% due 6/1/15 (c)	21,900
25,000	8.500% due 6/1/15 (e)	22,375
353,000	US Oncology Holdings Inc., Senior Notes, 6.904% due 3/15/12 (c)(e)	213,565
10,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	9,416

	Total Health Care Providers & Services	2,394,850

Pharmaceuticals — 0.0%
275,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (f)(g)	1,375
40,000	Wyeth, Notes, 5.950% due 4/1/37	37,794

	Total Pharmaceuticals	39,169

	TOTAL HEALTH CARE	2,578,519

INDUSTRIALS — 1.2%
Aerospace & Defense — 0.0%
730,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (e)	85,775

Airlines — 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
83,812	8.312% due 4/2/11 (d)	65,374
40,000	7.339% due 4/19/14	25,000
250,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	63,750

	Total Airlines	154,124

Building Products — 0.2%
	Associated Materials Inc.:
290,000	Senior Discount Notes, 11.250% due 3/1/14	88,450
220,000	Senior Subordinated Notes, 9.750% due 4/15/12	174,900
535,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 20.909% due 3/1/14	34,775

	Total Building Products	298,125

Commercial Services & Supplies — 0.3%
80,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	72,910
185,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	174,362
150,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	74,250
320,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (a)	245,600
70,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	70,544

	Total Commercial Services & Supplies	637,666

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Construction & Engineering — 0.1%
$140,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15 (a)	$137,550

Electrical Equipment — 0.0%
40,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	12,200

Industrial Conglomerates — 0.1%
140,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	131,850

Road & Rail — 0.2%
530,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	233,200
30,000	Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	27,450
185,527	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25 (d)	217,042

	Total Road & Rail	477,692

Trading Companies & Distributors — 0.2%
310,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	178,250
160,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	101,600
235,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(g)	77,550

	Total Trading Companies & Distributors	357,400

Transportation Infrastructure — 0.0%
	Swift Transportation Co., Senior Secured Notes:
65,000	8.984% due 5/15/15 (a)(c)	14,625
145,000	12.500% due 5/15/17 (a)	32,625

	Total Transportation Infrastructure	47,250

	TOTAL INDUSTRIALS	2,339,632

INFORMATION TECHNOLOGY — 0.2%
Electronic Equipment, Instruments & Components — 0.0%
30,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	3,375

IT Services — 0.2%
70,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (e)	26,950
325,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	229,125

	Total IT Services	256,075

Office Electronics — 0.0%
20,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	15,296

Semiconductors & Semiconductor Equipment — 0.0%
20,000	Freescale Semiconductor Inc., Senior Subordinated Notes, 10.125% due 12/15/16	3,700

Software — 0.0%
80,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	49,400

	TOTAL INFORMATION TECHNOLOGY	327,846

MATERIALS — 1.4%
Chemicals — 0.1%
	Georgia Gulf Corp., Senior Notes:
40,000	9.500% due 10/15/14 (g)	6,900
175,000	10.750% due 10/15/16 (g)	13,125
5,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	2,075
120,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	117,554

	Total Chemicals	139,654

Containers & Packaging — 0.0%
15,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	10,575

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Metals & Mining — 1.0%
$350,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	$360,364
590,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	552,428
285,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	172,425
70,000	Noranda Aluminium Acquisition Corp., Senior Notes, 6.595% due 5/15/15 (c)(e)	22,050
250,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	101,250
340,000	Ryerson Inc., Senior Secured Notes, 12.250% due 11/1/15 (a)	194,650
535,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	419,975
106,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	92,065

	Total Metals & Mining	1,915,207

Paper & Forest Products — 0.3%
350,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)(g)	302,750
	Appleton Papers Inc.:
140,000	Senior Notes, 8.125% due 6/15/11	85,050
40,000	Senior Subordinated Notes, 9.750% due 6/15/14	7,400
115,000	NewPage Corp., Senior Secured Notes, 7.420% due 5/1/12 (c)	37,375
120,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	68,400
80,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	77,002

	Total Paper & Forest Products	577,977

	TOTAL MATERIALS	2,643,413

TELECOMMUNICATION SERVICES — 1.9%
Diversified Telecommunication Services — 1.6%
210,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	143,850
75,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	73,688
260,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13	242,664
180,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (f)(g)	1,800
215,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	209,625
50,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	51,746
350,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	331,625
230,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	159,850
365,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	343,100
	Qwest Corp.:
355,000	4.570% due 6/15/13 (c)	306,188
40,000	Senior Notes, 7.500% due 10/1/14	36,600
130,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	109,754
250,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	251,830
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	280,500
240,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	238,800
245,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	241,938

	Total Diversified Telecommunication Services	3,023,558

Wireless Telecommunication Services — 0.3%
140,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (a)(e)	166,710
50,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	48,750
40,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	23,000
	Sprint Capital Corp., Senior Notes:
235,000	8.375% due 3/15/12	212,675
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

Wireless Telecommunication Services — 0.3% (continued)
$230,000	6.875% due 11/15/28	$141,450

	Total Wireless Telecommunication Services	592,585

	TOTAL TELECOMMUNICATION SERVICES	3,616,143

UTILITIES — 1.9%
Electric Utilities — 0.2%
70,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	74,068
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	20,095
	FirstEnergy Corp., Notes:
40,000	6.450% due 11/15/11	40,060
100,000	7.375% due 11/15/31	81,576
	Pacific Gas & Electric Co.:
45,000	First Mortgage Bonds, 6.050% due 3/1/34	44,174
150,000	Senior Notes, 5.625% due 11/30/17	152,184

	Total Electric Utilities	412,157

Gas Utilities — 0.1%
280,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	267,400

Independent Power Producers & Energy Traders — 1.5%
	AES Corp., Senior Notes:
31,000	8.875% due 2/15/11	30,690
300,000	7.750% due 3/1/14	270,000
350,000	7.750% due 10/15/15	307,125
320,000	8.000% due 10/15/17	276,000
220,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	144,100
170,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	128,775
	Edison Mission Energy, Senior Notes:
140,000	7.750% due 6/15/16	107,100
40,000	7.200% due 5/15/19	28,000
90,000	7.625% due 5/15/27	54,450
1,100,000	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (e)	470,250
97,429	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	92,558
200,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	182,000
690,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	643,425
80,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	30,167

	Total Independent Power Producers & Energy Traders	2,764,640

Multi-Utilities — 0.1%
	Dominion Resources Inc., Senior Notes:
70,000	5.700% due 9/17/12	71,418
110,000	8.875% due 1/15/19	124,739

	Total Multi-Utilities	196,157

	TOTAL UTILITIES	3,640,354

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $47,408,994)	32,713,895

CONVERTIBLE BONDS & NOTES — 1.3%
INFORMATION TECHNOLOGY — 1.3%
Internet Software & Services — 1.3%
3,627,000	VeriSign Inc., 3.250% due 8/15/37
	(Cost — $2,396,584)	2,398,354

MORTGAGE-BACKED SECURITIES — 2.6%
FHLMC — 0.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

FHLMC — 0.3% (continued)
$187,954	5.110% due 6/1/35 (b)(c)	$193,573
20,760	6.871% due 8/1/36 (b)(c)	21,631
300,000	5.500% due 4/13/39 (b)(i)	311,297

	Total FHLMC	526,501

FNMA — 2.3%
	Federal National Mortgage Association (FNMA):
11,442	7.000% due 7/1/15-2/1/29 (b)	12,204
212,012	4.500% due 11/1/23 (b)	217,900
170,189	6.500% due 6/1/28-7/1/28 (b)	181,515
13,343	8.000% due 1/1/31 (b)	14,508
2,451	7.500% due 3/1/31 (b)	2,655
149,332	4.854% due 1/1/35 (b)(c)	150,028
137,069	5.129% due 9/1/35 (b)(c)	141,002
506,727	5.566% due 8/1/37 (b)(c)	525,084
2,000,000	5.000% due 4/13/39 (b)(i)	2,064,062
1,100,000	5.500% due 4/13/39 (b)(i)	1,141,766
100,000	6.500% due 4/13/39 (b)(i)	105,328

	Total FNMA	4,556,052

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $4,976,079)	5,082,553

SOVEREIGN BONDS — 0.1%
Mexico — 0.0%
91,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	86,159

Russia — 0.1%
186,200	Russian Federation, 7.500% due 3/31/30 (a)	177,435

	TOTAL SOVEREIGN BONDS
	(Cost — $303,434)	263,594

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.1%
U.S. Government Agencies — 0.1%
80,000	Federal National Mortgage Association (FNMA), Subordinated Notes, 5.250% due 8/1/12 (b)	83,823
80,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	91,416

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $162,942)	175,239

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.3%
416,280	U.S. Treasury Bonds, Inflation Indexed, 3.375% due 4/15/32 (j)
	(Cost — $526,701)	536,740

Contracts

PURCHASED OPTION — 0.6%
	S&P 500 Index, Put @ $650.00, Expires 12/19/09
241	(Cost — $1,267,553)	1,156,800

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $243,573,402)	178,270,475

Face
Amount

SHORT-TERM INVESTMENTS — 13.4%
U.S. Government Agency — 0.0%
$48,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.351% due 5/18/09 (b)(j)(k)
	(Cost — $47,978)	47,978

See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Face
Amount	Security	Value

U.S. Government Obligation — 1.2%
$2,300,000	U.S. Treasury Bills, 0.375% - 0.385% due 9/17/09 (k)
	(Cost — $2,295,873)	$2,296,037

Repurchase Agreements — 12.2%
19,529,000	Interest in $536,223,000 joint tri-party repurchase agreement dated 3/31/09 with Greenwich Capital Markets Inc., 0.200% due 4/1/09; Proceeds at maturity — $19,529,108; (Fully collateralized by various U.S. government agency obligations, 3.200% to 7.125% due 11/3/09 to 11/17/17; Market value - $19,919,636)	19,529,000
3,744,000	State Street Bank & Trust Co., dated 3/31/09, 0.010% due 4/1/09; Proceeds at maturity — $3,744,001; (Fully collateralized by U.S. Treasury Bill, 0.000% due 8/27/09; Market value — $3,820,410)	3,744,000

	Total Repurchase Agreements
	(Cost — $23,273,000)	23,273,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $25,616,851)	25,617,015

	TOTAL INVESTMENTS — 106.2% (Cost — $269,190,253#)	203,887,490
	Liabilities in Excess of Other Assets — (6.2)%	(11,978,328)

	TOTAL NET ASSETS — 100.0%	$191,909,162

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(d)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security is currently in default.

(g)	Illiquid security.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.
Abbreviations used in this schedule:
ADR — American Depositary Receipt
ARM — Adjustable Rate Mortgage
GMAC — General Motors Acceptance Corp.
GSAMP — Goldman Sachs Alternative Mortgage Products
MASTR — Mortgage Asset Securitization Transactions Inc.
Schedule of Written Options

		Expiration	Strike
Contracts	Security	Date	Price	Value

501	Adobe Systems Inc., Call	1/16/10	$17.50	$324,147
311	Agnico Eagle Mines Ltd., Call	1/16/10	45.00	589,345
210	Air Products & Chemicals Inc., Call	1/16/10	45.00	310,800
650	American Tower Corp., Call	1/16/10	30.00	351,000
90	Barrick Gold Corp., Call	1/16/10	30.00	72,000
273	Barrick Gold Corp., Call	1/16/10	27.50	252,525
609	Commercial Metals Co., Call	6/20/09	12.50	85,260
204	Devon Energy Corp., Call	1/16/10	50.00	140,760
1,354	EMC Corp., Call	1/16/10	12.50	234,242
710	Halliburton Co., Call	1/16/10	15.00	257,020
135	Johnson & Johnson, Call	10/16/10	50.00	86,400
460	Kraft Foods Inc., Call	1/16/10	25.00	59,800
115	L-3 Communications Holdings Corp., Call	1/16/10	70.00	92,920
119	L-3 Communications Holdings Corp., Call	1/16/10	60.00	154,105
1,169	McDermott International Inc., Call	8/22/09	10.00	537,740
2,187	Microsoft, Call	1/16/10	17.50	765,450
See Notes to Schedule of Investments.

Legg Mason Partners Variable Capital and Income Portfolio

Schedule of Investments (unaudited) (continued)	March 31, 2009

Schedule of Written Options

		Expiration	Strike
Contracts	Security	Date	Price	Value

40	Newmont Mining Corp., Call	1/16/10	$35.00	$58,000
292	Newmont Mining Corp., Call	1/16/10	30.00	503,700
410	Novartis AG, Call	1/16/10	40.00	141,450
301	Oracle Corp., Call	1/16/10	15.00	135,450
681	Oracle Corp., Call	1/16/10	17.50	217,920
485	Charles Schwab Corp., Call	6/20/09	12.50	169,750
726	Charles Schwab Corp., Call	1/16/10	10.00	471,900
448	Time Warner Inc., Call	1/16/10	10.00	49,280
770	Travelers Cos. Inc., Call	1/16/10	40.00	581,350
265	United Technologies Corp., Call	1/16/10	45.00	129,850
494	Walt Disney Co., Call	1/16/10	17.50	167,960

	Total Written Options
	(Premiums Received — $7,447,883)			$6,940,124

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)
1. Organization and Significant Accounting Policies
Legg Mason Partners Variable Capital and Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the“1940 Act”), as an open-end management investment company.
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Portfolios and are in conformity with U.S. generally accepted accounting principles (“GAAP”).
(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
Effective January 1, 2008, the Portfolio adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

				Significant
			Other Significant	Unobservable
		Quoted Prices	Observable Inputs	Inputs
	March 31, 2009	(Level 1)	(Level 2)	(Level 3)

Investments in Securities	$203,887,490	$126,005,449	$77,882,041	—
Other Financial Instruments*	(6,823,785)	(6,771,432)	(52,353)	—

Total	$197,063,705	$119,234,017	$77,829,688	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Notes to Schedule of Investments (unaudited) (continued)
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in
Securities
Balance as of December 31, 2008	$62,859
Accrued Premiums/Discounts	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)
Net purchases (sales)	—
Transfers in and/or out of Level 3	$(62,859)

Balance as of March 31, 2009	$—

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Portfolios’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.
(c) Financial Futures Contracts. The Portfolio may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Portfolio is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ''initial margin.’’ Subsequent payments (''variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held in the Portfolio, payment is not sent daily, but is recorded as a net payable or receivable by the Portfolio to or from the futures broker, which holds cash collateral from the Portfolio. The daily changes in contract value are recorded as unrealized gains or losses and the Portfolio recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. With futures, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
The Portfolio may enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in interest rates, if applicable. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Portfolio’s prospectus and statement of additional information.
(d) Forward Foreign Currency Contracts. The Portfolio may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract,

Notes to Schedule of Investments (unaudited) (continued)
the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.
The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(e) Written Options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Portfolio realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.
The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
(f) Mortgage Dollar Rolls. The Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes interest paid on the securities. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.
The Portfolio executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.
The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.
(g) Securities Traded on a To-Be-Announced Basis. The Portfolio may trade securities on a to-be-announced TBA basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days after purchase. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
(h) Swap Contracts. Swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.
Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

Notes to Schedule of Investments (unaudited) (continued)
(i) Credit Default Swaps. The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Portfolio has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Portfolio’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of March 31, 2009 was $1,377. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $33,064. If a defined credit event had occurred as of March 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay $3,500,000 less the value of the contracts’ related reference obligations.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)
(k) Credit and Market Risk. The Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.
(l) Security Transactions. Security transactions are accounted for on a trade date basis.
2. Investments
At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,465,688
Gross unrealized depreciation	(68,768,451)

Net unrealized depreciation	$(65,302,763)

At March 31, 2009, the Portfolio had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)

Contracts to Buy:
Eurodollar	5	6/09	$1,221,760	$1,236,250	$14,490
Eurodollar	23	9/09	5,654,247	5,687,037	32,790
Eurodollar	2	3/10	492,384	493,500	1,116
Eurodollar	2	9/10	491,759	491,925	166
Euro Bundes Obligationer	2	6/09	329,017	330,175	1,158
U.S. Treasury 5-Year Notes	66	6/09	7,737,953	7,838,531	100,578
U.S. Treasury 30-Year Bonds	18	6/09	2,271,838	2,334,656	62,818

					$213,116

Contracts to Sell:
U.S. Treasury 10-Year Notes	16	6/09	$1,940,826	$1,985,250	$(44,424)

Net unrealized gain on open futures contracts					$168,692

At March 31, 2009, the Portfolio had the following open forward foreign currency contracts:

	Local	Market	Settlement	Unrealized
	Currency	Value	Date	Gain (Loss)

Contracts to Buy:
Euro	670,000	$888,887	5/12/09	$4,085
Japanese Yen	16,608,000	167,921	5/12/09	(19,528)

				(15,443)

Notes to Schedule of Investments (unaudited) (continued)

	Local	Market	Settlement	Unrealized
	Currency	Value	Date	Gain (Loss)

Contracts to Sell:
Euro	670,000	888,887	5/12/09	(21,907)
Japanese Yen	16,620,000	168,043	5/12/09	15,949
British Pound	240,000	343,929	6/11/09	(321)
British Pound	695,000	995,961	6/11/09	(31,614)
British Pound	94,000	134,706	6/11/09	2,360

				(35,533)

Net unrealized loss on open forward foreign currency contracts				$(50,976)

During the period ended March 31, 2009, written option transactions for the Portfolio were as follows:

	Number of
	Contracts	Premiums

Written options, outstanding December 31, 2008	10	$7,203
Options written	18,180	9,583,202
Options closed	(4,181)	(2,142,522)
Options expired	—	—

Written options, outstanding March 31, 2009	14,009	$7,447,883

At March 31, 2009, the Portfolio held TBA securities with a total cost of $3,569,343.

At March 31, 2009, the Portfolio held the following credit default swap contracts:
CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

PERIODIC
SWAP			PAYMENTS		UPFRONT
COUNTERPARTY			RECEIVED		PREMIUMS
(REFERENCE	NOTIONAL	TERMINATION	BY THE	MARKET	PAID/	UNREALIZED
ENTITY)	AMOUNT(2)	DATE	PORTFOLIO‡	VALUE(3)	(RECEIVED)	DEPRECIATION

Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	$3,500,000	12/2/13	1.500% quarterly	$(124,534)	$(123,157)	$(1,377)

‡	Percentage shown is an annual percentage rate.

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Derivative Instruments and Hedging Activities
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)
The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2009.

				Forward Foreign
Primary	Futures Contracts			Currency Contracts		Swap Contracts
Underlying Risk	Unrealized	Unrealized	Written Options,	Unrealized	Unrealized	Unrealized	Unrealized
Disclosure	Appreciation	Depreciation	at Value	Appreciation	Depreciation	Appreciation	Depreciation	Total
Interest Rate Contracts	$213,116	$(44,424)	—	—	—	—	—	$168,692
Foreign Exchange Contracts	—	—	—	$22,394	$(73,370)	—	—	(50,976)
Credit Contracts	—	—	—	—	—	—	$(1,377)	(1,377)
Equity Contracts	—	—	$(6,940,124)	—	—	—	—	(6,940,124)
Other Contracts	—	—	—	—	—	—	—	—
Total	$213,116	$(44,424)	$(6,940,124)	$22,394	$(73,370)	—	$(1,377)	$(6,823,785)

3. Recent Accounting Pronouncement
In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Portfolio’s financial statement disclosures.

ITEM 2.  CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 3.  EXHIBITS.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Legg Mason Partners Variable Equity Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Date: May 28, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: May 28, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date: May 28, 2009